EX-99.77E LEGAL
Exhibit A:  Attachment to Item 77E
Legal Proceedings

PBHG Funds' prospectuses describe multiple lawsuits
which have been filed against PBHG Funds, Liberty
Ridge Capital and certain related parties.  Certain
class action and shareholder derivative suits have
been centralized in a Federal Multi-District
Litigation proceeding titled In Re Mutual Funds
Investment Litigation (the "MDL Litigation") in the
U.S. District Court for the District of Maryland
(the "MDL Court").  In addition, the Attorney
General of the State of West Virginia ("WVAG") has
filed civil proceedings against Liberty Ridge
Capital, as well as numerous unrelated mutual fund
complexes and financial institutions (the "WVAG
Litigation").  It is possible that similar actions
based on the same facts and circumstances may be
filed in the future by other state agencies (such
actions, together with the MDL Litigation and the
WVAG Litigation, are referred to as the
"Litigation").
At this stage of the Litigation, Liberty Ridge
Capital believes that it is too early to assess the
likely outcome of the Litigation, or success of any
defenses each of the defendants may have to the
claims.  Any potential resolution of the Litigation
may include, but not be limited to, judgments or
settlements for damages against Liberty Ridge
Capital, PBHG Funds or any named defendant.  In the
event PBHG Funds incurs any losses, costs or
expenses in connection with such lawsuits, the PBHG
Funds' Board of Trustees may pursue claims on behalf
of the affected portfolios against any party that
may have liability to the PBHG Funds in respect
thereof.  While it is currently too early to predict
the result of the Litigation, Liberty Ridge Capital
does not believe that the outcome of the Litigation
will materially affect its ability to carry out its
duty as investment adviser to the PBHG Funds.
However, Liberty Ridge Capital is currently unable
to gauge the level of shareholder redemptions that
may result from the news of these pending lawsuits.
Redemptions may require the Funds to sell
investments to provide for sufficient liquidity,
which could adversely impact the investment
performance of the funds.  In addition, If Liberty
Ridge Capital is unsuccessful in its defense of the
WVAG Litigation, it could be barred from serving as
an investment adviser for any investment company
registered under the Investment Company Act of 1940,
as amended (a "registered investment company"). Such
results could affect the ability of Liberty Ridge
Capital or any company that is an affiliated person
of Liberty Ridge Capital, including each sub-adviser
of PBHG Funds except Wellington Management Company,
LLP, from serving as an investment adviser to any
registered investment company, including your fund.
Your fund has been informed by Liberty Ridge
Capital, if these results occur, Liberty Ridge
Capital will seek exemptive relief from the SEC to
permit Liberty Ridge Capital to continue to serve as
your fund's investment adviser. There is no
assurance that such exemptive relief will be
granted.
The designated lead plaintiffs in the MDL Litigation
filed consolidated amended complaints for the class
actions and the derivative actions with the MDL
Court on September 29, 2004. The consolidated
amended complaint for the class action suits names
as defendants: PBHG Funds; Old Mutual plc and
certain of its subsidiaries, including Liberty Ridge
Capital, Old Mutual Fund Services (formerly known as
PBHG Fund Services), Old Mutual Shareholder
Services, Inc. (formerly known as PBHG Shareholder
Services, Inc.) and Old Mutual Investment Partners
(formerly known as and also currently doing business
as PBHG Fund Distributors); SEI Investments
Distribution Company; Gary L. Pilgrim; Harold J.
Baxter; certain alleged market timers; certain
broker-dealers, clearing brokers and financial
institutions; and certain John Doe defendants. The
consolidated amended class action complaint alleges
violations of: Sections 11, 12 and 15 of the
Securities Act of 1933, as amended; Sections 10 and
20 and Rule 10b-5 under the Securities Exchange Act
of 1934, as amended; Sections 34, 36 and 48 of the
Investment Company Act of 1940, as amended (the
"1940 Act"); and common law breach of fiduciary
duty, fraud, aiding and abetting breach of fiduciary
duty and unjust enrichment. The complaint requests
compensatory damages (including interest), punitive
damages, disgorgement and restitution, as well as
costs and expenses of litigation, including
reasonable attorney's fees and expert fees. The
consolidated amended complaint for the derivative
action suits names as defendants: PBHG Funds (as
nominal defendant); the Trustees of PBHG Funds;
Liberty Ridge Capital, Old Mutual Investment
Partners, Old Mutual Fund Services and certain other
subsidiaries of Old Mutual plc; Gary L. Pilgrim;
Harold J. Baxter; and certain other alleged market
timers, broker-dealers and other financial
institutions. The consolidated amended derivative
complaint alleges violations of: Sections 36, 47 and
48 of the 1940 Act; Sections 206 and 215 of the
Investment Advisers Act of 1940, as amended; and
common law breach of fiduciary duty, aiding and
abetting breach of fiduciary duty, breach of
contract, interference with contract, unjust
enrichment and civil conspiracy. The complaint
requests the removal and replacement of the
Trustees; removing PBHG Funds' adviser and
distributor; rescinding PBHG Funds' management and
other contracts with PBHG Funds' adviser,
distributor and other defendants; rescinding PBHG
Funds' 12b-1 plans; disgorgement of management fees
and other compensation paid to PBHG Funds' adviser
and its affiliates; monetary damages, including
punitive damages, together with interest; and fees
and expenses of litigation, including reasonable
attorney's and experts' fees.
While the cases that comprise the MDL Litigation
have been transferred to one district and
consolidated and coordinated into one proceeding,
the individual cases have been consolidated and
coordinated only for pre-trial purposes. The
transferee court, and the parties, have not yet
addressed the issues of whether, following pre-trial
proceedings, the individual cases will then be
remanded back to the transferor court for trial. As
a result, the following lawsuits are still
considered to be pending:
STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter &
Associates, Ltd., PBHG Fund Distributors, PBHG
Funds, Harold J. Baxter, Gary L. Pilgrim,
PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG
Select Growth Fund, PBHG
Focused Value Fund, PBHG Large Cap Value Fund, PBHG
Mid-Cap Value Fund, PBHG
Select Equity Fund, PBHG Small Cap Value Fund, PBHG
Large Cap 20 Fund, PBHG
Strategic Small Company Fund, PBHG Disciplined
Equity Fund, PBHG Large Cap Fund,
PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper
Focus Fund, PBHG Small Cap
Value Fund, TS&W Small Cap Value Fund, LLC, PBHG
REIT Fund, PBHG Technology &
Communications Fund, PBHG IRA Capital Preservation
Fund, PBHG Intermediate Fixed
Income Fund, PBHG Cash Reserves Fund, AND Does 1-
100, in the United States District Court, Eastern
District of Pennsylvania (Civil Action Number 03-CV-
6255), filed November 14, 2003. This claim alleges
violations of: Sections 11 and 15 of the Securities
Act of 1933, as amended (the "Securities Act");
Sections 10(b) and 20(a) of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"); Rule
10b-5 under the Exchange Act; Sections 36(a) and (b)
of
the Investment Company Act of 1940, as amended (the
"Investment Company Act");
and breach of fiduciary duty. The plaintiffs in this
case are seeking: compensatory damages and interest;
attorneys' and experts' fees and other costs; and
equitable/injunctive relief.
AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V.
Pilgrim Baxter & Associates, Ltd., PBHG Fund
Distributors, PBHG Funds, Harold J. Baxter, Gary L.
Pilgrim, PBHG Growth Fund, PBHG Emerging Growth,
PBHG Large Cap Growth Fund, PBHG Select Growth Fund,
PBHG Focused Value, PBHG Large Cap Value Fund, PBHG
Mid-Cap Value, PBHG Select Equity Fund, PBHG Small
Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic
Small Company Fund, PBHG Disciplined Equity Fund,
PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small
Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value,
TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG
Technology & Communications Fund, PBHG IRA Capital
Preservation Fund, PBHG Intermediate Fixed Income
Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100,
in the United States District Court, Southern
District of New York (Civil Action Number
1:03CV9216), filed on November 24, 2003. This claim
alleges violations of: Sections 11 and 15 of the
Securities Act; Sections 10(b) and 20(a) of the
Exchange Act; Rule 10b-5 under the Exchange Act; and
Sections 36(a) and (b) of the Investment Company
Act. The plaintiffs in this case are seeking
compensatory damages and interest; attorneys' and
experts' fees and other costs; and
equitable/injunctive relief.
LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW,
DELIE ORLANDO, AND L.D.
JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS
SIMILARLY SITUATED, V. PBHG
Growth Fund, PBHG Emerging Growth Fund; PBHG Large
Cap Growth Fund, PBHG Select
Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund,
PBHG Large Cap 20 Fund,
PBHG Strategic Small Company Fund, PBHG Disciplined
Equity Fund, PBHG Mid-Cap
Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund,
PBHG Small Cap Value Fund,
PBHG REIT Fund, PBHG Technology & Communications
Fund, PBHG IRA Capital Preservation Fund, PBHG
Intermediate Fixed Income Fund, PBHG Cash Reserves
Fund
(collectively, the "PBHG mutual Funds"); PBHG Funds;
Old Mutual Asset Management; Pilgrim Baxter &
Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim;
Appalachian Trails, L.P.; Michael Christiani; Wall
Street Discount Corporation; Alan Lederfeind; and
John Does 1-100, in the United States District
Court, Eastern District of Pennsylvania (Civil
Action Number 03-CV-6411), filed on November 24,
2003. This claim alleges violations of: Sections 11
and 15 of
the Securities Act; Sections 10(b) and 20(a) of the
Exchange Act; Rule 10b-5 under the Exchange Act; and
Section 206 of the Investment Advisers act of 1940,
as amended (the "Advisers Act"). The plaintiffs in
this case are seeking compensatory damages and
interest; rescissory damages, rescission and
recovery of fees paid; and attorneys' and experts'
fees and other costs.
ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund
Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, John Does 1-100, in the
United States District
Court, Eastern District of Pennsylvania (Civil
Action Number 03-CV-6436), filed
on November 25, 2003. This claim alleges
169
violations of: Sections 11 and 15 of the Securities
Act. The plaintiffs in this
case are seeking: compensatory damages and interest;
attorneys' and experts'
fees and other costs; and equitable/injunctive relief.
STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE
BENEFIT OF STANLEY BERNSTEIN,
INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY
SITUATED, V. Pilgrim Baxter &
Associates, Ltd., PBHG Fund Distributors, PBHG
Funds, Harold J. Baxter, Gary L.
Pilgrim, PBHG Growth Fund, PBHG Emerging Growth
Fund, PBHG Large Cap Growth
Fund, PBHG Select Growth Fund, PBHG Focused Value
Fund, PBHG Large Cap Value
Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity
Fund, PBHG Small Cap Value
Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small
Company Fund PBHG Disciplined
Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund,
PBHG Small Cap Fund, PBHG
Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W
Small Cap Value Fund, LLC,
PBHG REIT Fund, PBHG Technology & Communications
Fund, PBHG IRA Capital
Preservation Fund, PBHG Intermediate Fixed Income
Fund, PBHG Cash Reserves Fund,
and John Does 1-100, in the United States District
Court, Eastern District of
Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking:
equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.
CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON
BEHALF OF PILGRIM BAXTER FUNDS V.
Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold
J. Baxter, Appalachian
Trails, Wall Street Discount Corporation, Alan
Lederfeind, AND Pilgrim Baxter
Funds, in the United States District Court, Eastern
District of Pennsylvania
(Civil Action Number 03-CV-6522), filed on November
28, 2003. This claim alleges
violations of: Section 36 of the Investment Company
Act; and breach of fiduciary
duty. The plaintiffs in this case are seeking: to remove and replace the current
Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.
ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG
Large Cap Growth Fund, PBHG
Select Growth Fund, PBHG Focused Fund, PBHG Large
Cap Fund, PBHG Large Cap 20
Fund, PBHG Strategic Small Company Fund , PBHG
Disciplined Equity Fund, PBHG
Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper
Focus Fund, PBHG Small Cap Value
Fund, PBHG REIT Fund, PBHG Technology &
Communications Fund, PBHG IRA Capital
Preservation Fund, PBHG Intermediate Fixed Income
Fund, PBHG Cash Reserves Fund
(collectively, the "PBHG Mutual Funds"), PBHG Funds,
Old Mutual Asset Management, Pilgrim Baxter &
Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim,
Appalachian Trails, LP, Michael Christiani, Wall
Street Discount Corporation, Alan Lederfeind, John
Does 1-100, in the United States District Court,
Eastern District of Pennsylvania (Civil Action
Number 03-CV-6509), filed
on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act;
Sections 10(b) and 20(a) of the Exchange Act; Rule
10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest;
rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.
KORSHED F. JUNGALAWALA V. PILGRIM BAXTER &
Associates, Ltd., Gary L. Pilgrim,
Harold J. Baxter, in the United States District
Court, Eastern District of Pennsylvania (Civil
Action Number 03-CV-6544), filed on December 4,
2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.
MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V.
Pilgrim Baxter & Associates, Ltd., PBHG Fund
Distributors, PBHG Funds, Harold J. Baxter, Gary L.
Pilgrim, PBHG Growth Fund, PBHG Emerging Growth
Fund, PBHG Large Cap Growth Fund, PBHG Select Growth
Fund, PBHG Focused Value Fund, PBHG Large Cap Value
Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity
Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20
Fund, PBHG Strategic Small Company Fund, PBHG
Disciplined Equity Fund, PBHG Large Cap Fund, PBHG
Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper
Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG
REIT Fund, PBHG Technology & Communications Fund,
PBHG IRA Capital Preservation Fund, PBHG
Intermediate Fixed Income Fund, PBHG Cash Reserves
Fund, John Does 1-100, in the United States District
Court, Eastern District of Pennsylvania (Civil
Action Number 03-CV-6570), filed on December 5,
2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.
RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V.
Pilgrim Baxter & Associates, Ltd., PBHG Fund
Distributors, PBHG Funds, Harold J. Baxter, Gary
Pilgrim, PBHG Growth Fund, PBHG Emerging Growth
Fund, PBHG Large Cap Growth Fund, PBHG Select Growth
Fund, PBHG Focused Value Fund, PBHG Large Cap Value
Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity
Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20
Fund, PBHG Strategic Small Company Fund, PBHG
Disciplined Equity Fund, PBHG Large Cap Fund, PBHG
Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper
Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG
REIT Fund, PBHG Technology & Communications Fund,
PBHG IRA Capital Preservation Fund, PBHG
Intermediate Fixed Income Fund, PBHG Cash Reserves
Fund, John Does 1-100, in the United States District
Court, Southern District of New York (Civil Action
Number 1:03CV9655), filed on December 5, 2003.
Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.
MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS
SIMILARLY SITUATED V. Pilgrim
Baxter & Associates, Ltd., PBHG Fund Distributors,
PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG
Growth Fund, PBHG Emerging Growth Fund, PBHG Large
Cap Growth Fund, PBHG Select Growth Fund, PBHG
Focused Value Fund, PBHG Large Cap Value Fund, PBHG
Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG
Large Cap 20 Fund, PBHG Strategic Small Company
Fund, PBHG Disciplined Equity Fund, PBHG Large Cap
FUND, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG
Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W
Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG
Technology & Communications Fund, PBHG IRA Capital
Preservation Fund, PBHG Intermediate Fixed Income
Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act;
Sections 10(b) and 20(a) of the
Exchange Act; Rule 10b-5 under the Exchange Act; and
Sections (a) and 36(b) of the Investment Company
Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.
BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF
ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG
Large Cap Growth Fund, PBHG
Select Growth Fund, PBHG Focused Fund, PBHG Large
Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic
Small Company Fund, PBHG Disciplined Equity Fund,
PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper
Focus Fund, PBHG Small Cap Value Fund, PBHG REIT
Fund, PBHG Technology & Communications Fund, PBHG
IRA Capital Preservation Fund, PBHG Intermediate
Fixed Income Fund, PBHG Cash Reserves Fund
(Collectively, the "PBHG Mutual Funds", PBHG Funds,
Old Mutual Asset Management, Pilgrim Baxter &
Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim,
Appalachian Trails, LP, Michael Christiani, Wall
Street Discount Corporation, Alan Lederfeind, John
Does 1-100, in the United States District Court,
Eastern District of Pennsylvania (Civil Action
Number 03-CV-6710), filed on December 12,
2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and
20(a) of the Exchange Act; Rule 10b-5 under the
Exchange Act; and Section 206 of the Advisers Act.
The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.
ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL
OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES,
PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM,
HAROLD J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.
With respect to the WVAG Litigation, the WVAG complaint, filed on April 12, 2005 in the Circuit
Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia
Consumer Credit and Protection Act (W. Va. Code
46A-1-101, et seq.) and is seeking injunctions;
civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest;
costs and expenses, including counsel fees; and other relief.